SCHEDULE 14A
                                 (RULE 14A-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:

|_|  Preliminary Proxy Statement           |_|  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|X|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-12


                            POST PROPERTIES, INC.
               (Name Of Registrant As Specified In Its Charter)

                                JOHN A. WILLIAMS
                                  ROY E. BARNES
                             FRANCIS L. BRYANT, JR.
                                 PAUL J. DOLINOY
                                THOMAS J.A. LAVIN
                                GEORGE R. PUSKAR
   (Name Of Person(s) Filing Proxy Statement, If Other Than The Registrant)


Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:
   (2) Aggregate number of securities to which transaction applies:
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   (4) Proposed maximum aggregate value of transaction:
   (5) Total fee paid:

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:
   (2) Form, Schedule or Registration Statement No.:
   (3) Filing Party:
   (4) Date Filed:

     [Attached is the text of an email that John A. Williams has been sending in response to inquiries from shareholers and employees]


For your information, the following is JOHN WILLIAM'S web site containing information on the on-going proxy situation.

Please log-in on a daily basis to receive the most up-to-date information.
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WWW.POSTSHAREHOLDERS.COM